EXHIBIT NO. 99.(a) 23

MFS VARIABLE INSURANCE TRUST II

CERTIFICATION OF AMENDMENT

TO DECLARATION OF TRUST

REDESIGNATION OF SERIES

Pursuant to Sections 6.11 and 9.3 of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the “Declaration”), of MFS Variable Insurance Trust II, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), the undersigned, constituting a majority of the Trustees of the Trust, hereby redesignate an existing series of Shares (as defined in the Declaration) as follows:

The series designated as MFS Bond Portfolio shall be redesignated as MFS Corporate Bond Portfolio.

Pursuant to Section 10.1 of the Declaration, this redesignation of series of Shares shall be effective April 30, 2015.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of April 27, 2015 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with the Declaration.

STEVEN E. BULLER	JOHN P. KAVANAUGH
Steven E. Buller	John P. Kavanaugh
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

ROBERT E. BUTLER	ROBERT J. MANNING
Robert E. Butler	Robert J. Manning
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

MAUREEN R. GOLDFARB	MARYANNE L. ROEPKE
Maureen R. Goldfarb	Maryanne L. Roepke
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

DAVID H. GUNNING	ROBIN A. STELMACH
David H. Gunning	Robin A. Stelmach
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

WILLIAM R. GUTOW	LAURIE J. THOMSEN
William R. Gutow	Laurie J. Thomsen
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

MICHAEL HEGARTY	ROBERT W. UEK
Michael Hegarty	Robert W. Uek
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199